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                                                                    Exhibit 4

               BUILDERS PROLOAN FUND, INC. (THE "CORPORATION")

                          (A MARYLAND CORPORATION)

                                COMMON STOCK


THIS CERTIFIES THAT-----------------------------------------, CUSIP-----------

is the owner of----------------------------------fully paid and non-assessable shares, par value ($-----------) per share, of common stock of

                           BUILDERS PROLOAN FUND, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and the By-laws of the Corporation, and all amendments thereto. This certificate is not valid unless countersigned by the Transfer Agent.

Dated:------------------------------   Countersigned:-------------------------


                                       By                Transfer Agent


        President                  Secretary           Authorized Signature


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            A full statement of the designations and any preferences,
conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each series and class of stock thereof which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each series and class thereof to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series and classes thereof, will be furnished by the Corporation to any shareholder, without charge, upon request to the Secretary of the Corporation at its principal office.

            The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -   as tenants in common    UNIF GIFT MIN ACT -                        Custodian
                                                       --------------                   -------------
                                                           (Cust)                          (Minor)

TEN ENT -   as tenants by the entireties           under Uniform Gift to Minors Act


                                                  -------------------------------------------------------
                                                                             (State)
JT TEN -    as joint tenants with right
                  of survivorship and not as
                  tenants in common

Additional abbreviations may also be used though not in the above list.

For value received                                       hereby sell,
                  --------------------------------------
assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE---------------------------------------------



------------------------------------------------------------------------------
 Please print or typewrite name and address including postal zip of assignee


------------------------------------------------------------------------------
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-----------------------------------------------------------------------shares represented by the within Certificate and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------------
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Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Date:
      ----------------------------

                                         -------------------------------------

   Signatures must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.